UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 3, 2004

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025

(Address of principal executive offices and zip code)

(650) 306-1650

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.              Unregistered Sales of Equity Securities

On September 3, 2004, Landec Corporation (“Landec”) entered into a Stock Purchase Agreement (the “Agreement”) with Chiquita Brands International, Inc. (“Chiquita”).  The Agreement provides that Landec will sell to Chiquita up to 500,000 shares (the “Shares”) of the Common Stock of Landec (the “Common Stock”) on the twenty-fifth trading day following the first public announcement of the License Agreement (described below), at a price per share equal to the greater of (i) the volume-weighted average of the daily closing prices (“VWAP”) of the Common Stock on the NASDAQ National Market during the period beginning on the first trading day on the NASDAQ National Market (“Trading Day”) following the first public announcement of the License Agreement and ending on the twentieth (20th) Trading Day following the date of such announcement; provided that for purposes of this calculation the VWAP shall not exceed $7.20 or (ii) the closing price of the Common Stock on the NASDAQ National Market on the Trading Day immediately preceding the first public announcement of the License Agreement (the “Initial Trading Price”).

If the price per share equals or exceeds $6.00, the number of Shares shall equal the lesser of (i) 500,000 or (ii) $3,500,000 divided by the price per share.  If the price per share is less than $6.00, the number of Shares shall equal $2,000,000 divided by the price per share; provided that if the VWAP is less than the Initial Trading Price, the number of Shares shall equal $1,000,000 divided by the price per share.

The issuance of the Common Stock described in this Item 3.02 was made in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and regulations thereunder afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.  Pursuant to the Agreement, Chiquita represented its intention to acquire the Common Stock for investment only and not with a view to or for sale in connection with any distribution thereof and also that it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D.

Item 8.01.                                          Other Events.

On September 9, 2004, Landec issued a press release announcing that it has entered into a joint technology development and supply agreement with Chiquita (the “License Agreement”) to provide Landec’s patented Intelimer® packaging technology for Chiquita® Brand bananas.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

10.56	Stock Purchase Agreement between Landec Corporation and Chiquita Brands International, Inc., dated September 3, 2004

99.1	Press Release by Landec Corporation dated September 9, 2004, announcing that it entered into a joint technology development and supply agreement with Chiquita Brands International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: September 9, 2004	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Name

10.56	Stock Purchase Agreement between Landec Corporation and Chiquita Brands International, Inc., dated September 3, 2004

99.1	Press Release by Landec Corporation dated September 9, 2004, announcing that it entered into a joint technology development and supply agreement with Chiquita Brands International, Inc..